Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

Dated as of February 7, 2014

among

HELEN OF TROY L.P., a Texas limited partnership

as the Borrower,

HELEN OF TROY LIMITED, a Bermuda company,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and

L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as

Sole Lead Arranger and Sole Book Manager

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of February 7, 2014, is entered into among HELEN OF TROY L.P., a limited partnership duly organized under the laws of the State of Texas (the “Borrower”), HELEN OF TROY LIMITED, a Bermuda company (“Limited”), the lenders party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

BACKGROUND

A.                                    The Borrower, Limited, the Lenders, and Bank of America as the Administrative Agent, Swing Line Lender and L/C Issuer are parties to that certain Credit Agreement, dated as of December 30, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of January 14, 2011, and that certain Second Amendment to Credit Agreement, dated as of December 15, 2011 (said Credit Agreement, as amended, the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.                                    The parties to the Credit Agreement desire to (a) increase the Aggregate Commitments to $375,000,000, and (b) make certain other amendments to the Credit Agreement.

C.                                    The Borrower, Limited, the Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Limited, the Lenders, and the Administrative Agent covenant and agree as follows:

1.                                      AMENDMENTS.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto to read as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, as well as any rule promulgated thereunder by the Commodity Futures Trading Commission.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.20 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that otherwise qualifies at such time as an “eligible contract participant” under §1a(18)(A)(v) or (C) of the Commodity Exchange Act and Regulation 1.3(m) promulgated thereunder by the Commodity Futures Trading Commission.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.20).

“Stock Repurchase Effective Date” means the date of the closing of the cash tender offer commenced reasonably promptly after the Third Amendment Effective Date pursuant to which Limited shall make payment for the initial Treasury Stock Purchases in connection with such tender offer.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of February 7, 2014, among the Borrower, Limited, the Lenders party thereto, and the Administrative Agent.

“Third Amendment Effective Date” means the date that all of the conditions of effectiveness set forth in Section 3 of the Third Amendment have been satisfied.

(b)                                 The second to last sentence in the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Notwithstanding the foregoing, the Applicable Rate in effect from and after the Stock Repurchase Effective Date through and including the date the Compliance Certificate is delivered pursuant to Section 6.02(a) for the first fiscal quarter ending after the Stock Repurchase Effective Date shall be no less than Level III.”

(c)                                  The definition of “Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For avoidance of doubt, Obligations shall not include any Excluded Swap Obligations.

(d)                                 The definition of “Swap Obligation” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(e)                                  Section 7.06(d) of the Credit Agreement is hereby amended to read as follows:

(d)                                 provided after giving effect thereto on a pro forma basis the Leverage Ratio is not greater than (i) 2.75 to 1.00 prior to the date that the Compliance Certificate for the fiscal year ending February 28, 2015 is required to have been delivered and (ii) 2.50 to 1.00 thereafter, Limited may declare or pay cash Dividends to its stockholders and make Treasury Stock Purchases; provided, however, nothing in this clause (d) shall prohibit or restrict Treasury Stock Purchases made pursuant to Limited’s employee stock option repurchase programs; and

(f)                                   Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)                                 Intentionally Omitted.

(g)                                  Section 8.03 of the Credit Agreement is hereby amended by adding the following paragraph to the end thereto to read as follows:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties and Affiliates of Loan Parties to preserve the allocations to Obligations and Guarantied Obligations otherwise set forth above in this Section 8.03.

(h)                                 Article X of the Credit Agreement is hereby amended by adding a new Section 10.20 thereto to read as follows:

10.20                 Keepwell.  Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.20 voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.20 shall remain in full force and effect until the Obligations and the Guarantied Obligations have been indefeasibly paid and performed in full.  Solely for purposes of the Commodity Exchange Act, each Qualified ECP Guarantor intends this Section 10.20 to constitute, and for such purposes this Section 10.20 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party.

(i)                                     Schedule 2.01 to the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this Third Amendment, and the Commitment and Applicable Percentages of each Lender, after giving effect to this Third Amendment, is set forth in Schedule 2.01.

(j)                                    Exhibit E, the Compliance Certificate, is hereby amended to be in the form of Exhibit E to this Third Amendment.

2.                                      REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, each of the Borrower and Limited represents and warrants that, as of the date hereof:

(a)                                 the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date;

(b)                                 no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)                                  (i) the Borrower has full power and authority to execute and deliver this Third Amendment and the replacement Revolving Loan Note payable to the order of each Lender in the amount of each Lender whose Commitment is increased by this Third Amendment (the “Replacement Notes”), (ii) Limited has full power and authority to execute and deliver this Third Amendment, (iii) this Third Amendment and the Replacement Notes have been duly executed and delivered by the Borrower and Limited, as the case may be, and (iv) this Third Amendment, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and Limited, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)                                 neither the execution, delivery and performance of this Third Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or Limited, or any indenture, agreement or other instrument to which the Borrower or Limited or any of their respective property is subject; and

(e)                                  no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by (A) the Borrower of this Third Amendment or the Replacement Notes, and (B) Limited of this Third Amendment or (ii) the acknowledgment by each Guarantor of this Third Amendment.

3.                                      CONDITIONS TO EFFECTIVENESS.  This Third Amendment shall be effective upon satisfaction or completion of the following:

(a)                                 the Administrative Agent shall have received counterparts of this Third Amendment executed by the Required Lenders and each Lender whose Commitment is increased pursuant to this Third Amendment;

(b)                                 the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and Limited and acknowledged by each Guarantor;

(c)                                  the Administrative Agent shall have received a duly executed Replacement Note for each Lender;

(d)                                 the Administrative Agent shall have received (i) an executed Unanimous Consent of the Board of Directors of Helen of Troy Nevada Corporation, the sole general partner of the Borrower, authorizing the execution, delivery and performance of this Third Amendment and the Replacement Notes by the Borrower and (ii) an executed Resolution of the Board of Directors of Limited authorizing the execution, delivery and performance of this Third Amendment by Limited;

(e)                                  the Administrative Agent shall have received opinions of U.S. counsel of the Borrower and Bermuda counsel of Limited with respect to the matters covered in Sections 2(c), (d) and (e) of this Third Amendment in form and substance satisfactory to the Administrative Agent;

(f)                                   the Administrative Agent shall have received the following fees in immediately available funds:  (i) for the account of each Lender executing and delivering this Third Amendment, an amount equal to the product of (A) 0.025% and (B) such Lender’s Commitment prior to giving effect to this Third Amendment; and (ii) for the account of each Lender whose Commitment is increased by this Third Amendment, an amount equal to the product of (A) 0.10% and (B) the amount of such Commitment increase; and

(g)                                  the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4.                                      ALLOCATION AMONG LENDERS.  Upon the effectiveness of this Third Amendment, the Administrative Agent shall make such transfer of funds among the Lenders as are necessary in order that the outstanding balance of the Loans on the Third Amendment Effective Date, together with any Loans funded on the Third Amendment Effective Date, reflect the respective Commitments of the Lenders hereunder after giving effect to this Third Amendment.  If as a result of such transfers provided for in this Section 4, any loss, cost or expense is incurred by a Lender pursuant to Section 3.05 of the Credit Agreement, the Borrower shall pay to such Lender such amounts required to be paid pursuant to such Section 3.05.

5.                                      REFERENCE TO THE CREDIT AGREEMENT.

(a)                                 Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)                                 The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

6.                                      COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7.                                      GUARANTOR’S ACKNOWLEDGMENT.  By signing below, (a) each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower and Limited of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty (A) are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein and (B) cover the Aggregate Commitments, as increased by this Third Amendment, (iii) ratifies and confirms its obligations under its Guaranty, (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty, and (v) to the extent such Guarantor is a Qualified ECP Guarantor, acknowledges and agrees to its undertakings under Section 10.20 of the Credit Agreement as added by this Third Amendment, and (b) each Guarantor, the Borrower, the Lenders and the Administrative Agent hereby agree that (i) the Guaranty is hereby amended so that the Guarantied Obligations (as defined in the Guaranty) will not include, with respect to a particular Guarantor, any Excluded Swap Obligation and (ii) upon effectiveness of this Third Amendment, each reference in the Guaranty to “this Guaranty”, “hereunder”, or words of like import shall mean and be a reference to the Guaranty, as amended hereby.

8.                                      EXECUTION IN COUNTERPARTS.  This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9.                                      GOVERNING LAW; BINDING EFFECT.  This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

10.                               HEADINGS.  Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

11.                               ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

HELEN OF TROY L.P., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

By:	/s/ Thomas J. Benson
Name: Thomas Benson
Senior Vice President — Finance and Chief
Financial Officer

HELEN OF TROY LIMITED, a Bermuda corporation

By:	/s/ Thomas J. Benson
Name: Thomas Benson
Chief Executive Officer

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Judy Payne
Judy Payne
Vice President

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Gary Mingle
Gary Mingle
Senior Vice President

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as a Lender and as Syndication Agent

By:	/s/ Ruben R. Hernandez
Ruben R. Hernandez
Senior Vice President

Signature Page to Third Amendment

COMERICA BANK, as a Lender

By:	/s/ Kyle J. Weiss
Kyle J. Weiss
Vice President

Signature Page to Third Amendment

HSBC BANK USA, N.A., as a Lender

By:	/s/ Sarah S. Knudsen
Sarah S. Knudsen
Vice President

Signature Page to Third Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Allison K. King
Allison K. King
Senior Vice President

Signature Page to Third Amendment

ACKNOWLEDGED AND AGREED:

HELEN OF TROY L.P.,
a Texas limited partnership
By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

HELEN OF TROY LIMITED,
a Barbados corporation

HOT NEVADA, INC.,
a Nevada corporation

HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation

HELEN OF TROY TEXAS CORPORATION,
a Texas corporation

IDELLE LABS LTD.,
a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

OXO INTERNATIONAL LTD.,
a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

PUR WATER PURIFICATION PRODUCTS, INC.,
a Nevada corporation

By:	/s/ Thomas J. Benson
Thomas Benson
	Title for all:	Senior Vice President — Finance and Chief Financial Officer

Signature Page to Third Amendment

HELEN OF TROY MACAO COMMERCIAL OFFSHORE LIMITED,
a Macau corporation

By:	/s/ Thomas J. Benson
Thomas Benson
Director

KAZ, INC.,
a New York corporation

KAZ CANADA, INC.,
a Massachusetts corporation

KAZ USA, INC.,
a Massachusetts corporation

By:	/s/ Thomas J. Benson
Thomas Benson
Title for all: Senior Vice President — Finance

HELEN OF TROY LIMITED,
a Bermuda company

By:	/s/ Thomas J. Benson
Thomas Benson
Chief Executive Officer

Signature Page to Third Amendment

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.
JPMorgan Chase Bank, N.A.
Branch Banking and Trust Company
Comerica Bank
HSBC Bank USA, N.A.
Total	$375,000,000	100.00%

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                  ,

To:          Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of December 30, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Helen of Troy L.P., a Texas limited partnership (the “Borrower”), Helen of Troy Limited, a Bermuda company (“Limited”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                       of Limited, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of Limited, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.             Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Limited ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.  Such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Limited and its Subsidiaries.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.             Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations, shareholders’ equity, and cash flows of Limited and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.  Such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Limited and its Subsidiaries.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Limited and its Subsidiaries during the accounting period covered by the attached financial statements.

3.             A review of the activities of Limited and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether

Exhibit E - 2

during such fiscal period Limited and its Subsidiaries performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, Limited and its Subsidiaries performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.             The representations and warranties of Limited and the Borrowers contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsection (a) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                             ,                 .

HELEN OF TROY LIMITED, a Bermuda
company

By:
Name:
Title:

Exhibit E - 3

For the Quarter/Year ended                                       (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I. Section 7.02(i) — Acquisitions.

(To be completed only if Senior Leverage Ratio for fiscal quarter preceding Acquisition is greater than 2.00 to 1.00)
A. 100% of Consolidated EBITDA for fiscal year preceding Acquisition:	$
B. Aggregate Acquisition Consideration for Acquisitions during current fiscal year:	$

II. Section 7.02(m) — Investments.

A. Aggregate amount of investments not otherwise permitted to be made pursuant to clauses (a) through (l) of Section 7.02:	$
B. Maximum (15% of line IV.A):	$

III. Section 7.05(f) — Dispositions.

A. Aggregate amount of EBITDA generated by Dispositions during period of 12 consecutive months ending on Statement Date:	$
B. Maximum: 15% of Consolidated EBITDA for prior fiscal year:	$

IV. Section 7.11(a) — Intentionally Omitted.

V. Section 7.11 (b) — Interest Coverage Ratio.

A. Consolidated EBIT for four consecutive fiscal quarters ending on above date (“Subject Period”):
1. Consolidated Net Earnings for Subject Period:	$
2. To the extent deducted in determining Consolidated Net Earnings, interest expense for Subject Period:	$
3. To the extent deducted in determining Consolidated Net Earnings, federal and state income and franchise tax expenses for Limited and its Subsidiaries for Subject Period:	$
4. To the extent deducted in determining Consolidated Net Earnings, non-cash asset impairment charges incurred for Subject Period:	$
5. To the extent deducted in determining Consolidated Net Earnings, non-cash write-downs of goodwill or other intangibles for Subject Period:	$

Exhibit E - 4

6. Consolidated EBIT (Lines V.A.1 + 2 + 3 + 4 + 5):	$
B. Interest expense of Limited and its Subsidiaries for Subject Period:	$
C. Interest Coverage Ratio (Line V.A.6) ÷ Line V.B.):	to 1.00
Minimum required:	3.00 to 1.00

VI. Section 7.11 (c) — Leverage Ratio.

A. Consolidated Funded Indebtedness at Statement Date:	$
B. Consolidated EBITDA for Subject Period:
1. Consolidated EBIT for Subject Period (Line V.A.6 above):	$
2. To the extent deducted in determining Consolidated Net Earnings, depreciation and amortization expense for Subject Period:	$
3. To the extent deducted in determining Consolidated Net Earnings, non-cash charges for Subject Period:
4. To the extent added in determining Consolidated Net Earnings, non-cash credits for Subject Period:	$
5. Consolidated EBITDA (Line VI.B.1 + VI.B.2 + VI.B.3 — VI.B.4):	$
C. Adjustment for Acquisitions during Subject Period:	$
D. Adjustment for Dispositions during Subject Period:	$
E. Adjusted Consolidated EBITDA (Lines VI.B.5 + VI.C. — VI.D.):	$
F. Leverage Ratio (Line VI.A. ÷ Line VI.E.):	to 1.00
Maximum permitted:	3.00 to 1.00

VII. Senior Leverage Ratio:

A. Consolidated Funded Indebtedness at Statement Date:	$
B. Subordinated Indebtedness at Statement Date:	$
C. Senior Debt at Statement Date (Lines VII.A — VII.B):	$
D. Adjusted Consolidated EBITDA for Subject Period (Line VI.E above):	$
E. Senior Leverage Ratio (Line VII.C ÷ Line VII.D):	to 1.00

Exhibit E - 5